iShares®

iShares Trust

Supplement dated December 29, 2017

to the Summary Prospectus (the “Summary Prospectus”) and

Prospectus (the “Prospectus”) dated

December 29, 2017, and

Statement of Additional Information (the “SAI”)

dated December 29, 2017,

for the iShares Edge MSCI Min Vol Global Currency Hedged ETF (HACV) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Blackrock announced that it received a letter from Cboe BZX Exchange, Inc. (the “Exchange”) on November 7, 2017 notifying BlackRock that the Fund, a series of iShares Trust (the “Trust”), had fewer than 50 beneficial holders for a 12-month period and was, as a result, non-compliant with Exchange Rule 14.11(c)(9)(B)(i)(a) (the “Rule”). The Trust submitted a timely request for review before the Exchange’s Hearing Panel, at which the Trust plans to present evidence demonstrating that the Fund had, as of November 30, 2017, greater than 50 beneficial holders. The Exchange’s Hearing Panel has authority to grant the Trust additional time to regain compliance (if necessary) before further action is taken by the Exchange, to suspend the trading of the Fund, or delist the Fund.

Should the Exchange determine to delist the Fund, the Fund would be liquidated and would attempt to provide shareholders with advance notice of any liquidation. During such a notice period, shareholders would be able to sell their holdings on the secondary market and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. Shareholders who do not sell their shares during the notice period would receive, in the Fund’s liquidation, cash based on the net asset value of their shares, which will include any dividends and distributions calculated as of that date.

If you are subject to federal income tax, a liquidation of the Fund would result in one or more taxable events for you. A sale or exchange of Fund shares prior to the termination will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with a liquidation, the Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-HACV-1217

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